SCHEDULE 14A  (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT  SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES  EXCHANGE ACT OF 1934

Filed by the registrant

 /X/

Filed by a party other than the registrant

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Check the appropriate box:

/X/

Preliminary proxy statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive proxy statement

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Definitive additional materials

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Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

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(Name of Registrant as Specified in its Charter)

THE MP63 FUND, INC.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

NOT APPLICABLE

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[  ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.

Title of each class of securities to which transaction applies:

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2.

Aggregate number of securities to which transaction applies:

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3.

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4.

Proposed maximum aggregate value of transaction:

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5.

Total fee paid:

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[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

6.

Amount Previously Paid:

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7.

Form, Schedule or Registration Statement No.:

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8.

Filing Party:

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9.

Date Filed:

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NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

of the

THE MP63 FUND, INC.

555 Theodore Fremd Avenue, Suite B-103

Rye, NY  10580

Toll Free 877-676-3386

The MP63 Fund, Inc. (the “Fund”) is holding a special meeting of its shareholders (the “Special Meeting”) on Wednesday, July 20, 2011 at 10:00 a.m., Eastern Time.  The Special Meeting will be held at the offices of the Fund’s Administrator, Mutual Shareholder Services, LLC, located at 8000 Towne Center Drive, Suite 400, Broadview Heights, OH 44147 .

The Fund is a Maryland corporation, registered with the Securities and Exchange Commission (“SEC”) and operating as an open-end management investment company.  The Fund has authorized the division of its shares into various series (“funds”) and currently offers one fund to the public.  The Fund offers No-Load Class Shares, which are sold to the public without any sales charges or ongoing distribution and servicing (12b-1) fees.

The matters to be considered at the Special Meeting will be:

1.

Approval of a new investment advisory agreement with The Moneypaper Advisor, Inc. (the “Advisor”) by the Fund's shareholders; and

2.

Such other business as may properly arise at the meeting.

You may vote at the Special Meeting if you are the record owner of shares of the Fund as of the close of business on May 31, 2011.  If you attend the Special Meeting, you may vote your shares in person.  If you expect to attend the Special Meeting, please call the Fund at 1-877-676-3386 to inform them.

Why this Special Meeting is being called:

Through an oversight, the Advisor failed to re-register with the SEC and consequently was de-registered by the SEC on February 14, 2011. Advisory contract with Funds terminate immediately if, for any reason, an adviser is not registered with the SEC.

The Advisor was re-registered by the SEC on May 12, 2011. During the interval when the Advisor was not registered--between February 14 and May 12--Vita Nelson and David Fish, officer of the Fund, have managed the Fund on a voluntary basis.

Why your vote on this proposal is very important:

Securities law requires that a new contract with the Advisor be established before the Advisor can resume its duties. The new contract will conform in every way with the contract that was extant on February 14, 2011

The Fund has a large number of small investors. It is important that we have responses from as many shareholders as possible because, to be legally binding, a majority of the Fund's shares must be voted.

Whether or not you plan to attend the Special Meeting, please fill in, date, sign and return your proxy card(s) in the enclosed postage paid envelope.  You may also return your completed proxy card by faxing it to the Fund at 440-526-4446.  PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support and invite you to contact me directly at 914-925-0022, ext. 100, if you need further clarification about this request.

By Order of the Board of Directors,

Vita Nelson

President

June __, 2011

The MP63 Fund, Inc.

Special Meeting of the Shareholders

555 Theodore Fremd Ave., Suite B-103

Rye, NY  10580

Toll Free 877-676-3386

PROXY STATEMENT

Dated June __, 2011

SPECIAL MEETING OF SHAREHOLDERS

To be Held on July 20, 2011

Introduction

The Board of Directors (the “Board”) of The MP63 Fund, Inc. (the “Fund”) has voted to call a special meeting of all shareholders in order to seek shareholder approval of one proposal relating to the Fund.  The Special Meeting will be held at the offices of Mutual Shareholder Services, LLC (“MSS”), at 10:00 a.m., Eastern Time, on Wednesday, July 20, 2011.  MSS serves as Administrator to the Fund.  If you expect to attend the Special Meeting in person, please call the Fund at 1-877-676-3386 to inform them of your intention.  This proxy was first mailed to eligible shareholders on or about June 1, 2011.

Items for Consideration

The matters to be considered at the Special Meeting will be:

1.

Approval of a new investment advisory agreement with The Moneypaper Advisor, Inc. (the “Advisor”) by the Fund's shareholders; and

2.

Such other business as may properly arise at the meeting.

Eligibility to Vote

If you were the record owner of any shares of the Fund as of the close of business on May 31, 2011 (the “Record Date”), then you are eligible to vote at the Special Meeting.  As of the Record Date, the Fund had a total of __________ shares issued and outstanding.  Each full share counts as one vote, and fractional shares count as fractional votes.

Voting by Proxy

The simplest and quickest way for you to vote is to complete, sign, date and return the enclosed proxy card(s) in the postage paid envelope provided.  The Board urges you to fill out and return your proxy card(s) even if you plan to attend the Special Meeting.  Returning your proxy card(s) will not affect your right to attend the Special Meeting and vote.

The Board has named Gregory Getts and Bob Anastasi as proxies, and their names appear on your proxy card(s).  By signing and returning your proxy card(s) to the Fund, you are appointing those persons to vote for you at the Special Meeting.  If you fill in and return your proxy card(s) to the Fund in time to vote, one of the appointed proxies will vote your shares as you have directed on your proxy.  If you sign and return your proxy card(s), but do not make specific choices, one of the appointed proxies will vote your shares in favor of all items relating to your proxy.

If an additional matter is presented for vote at the Special Meeting, one of the appointed proxies will vote in accordance with his/her best judgment.  At the time this proxy statement was printed, the Board was not aware of any other matter that needed to be acted upon at the Special Meeting other than the one proposal discussed in this proxy statement.

If you appoint a proxy by signing and returning your proxy card(s), you can revoke that appointment at any time before it is exercised.  You can revoke your proxy by sending in another proxy with a later date, or by notifying the Fund’s Secretary, in writing, that you have revoked your proxy prior to the Special Meeting.  The Fund’s Secretary is Mr. Lester Nelson and he may be reached at the following address:  555 Theodore Fremd Ave., Suite B-103, Rye, NY  10580.

Voting in Person

If you attend the Special Meeting and wish to vote in person, you will be given one ballot for each of your accounts when you arrive.  If you have already voted by proxy and wish to vote in person instead, you will be given an opportunity to do so during the Special Meeting.  If you attend the Special Meeting, but your shares are held in the name of your broker, bank or other nominee, you must bring with you a letter from that nominee stating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote.

Requirement of a Quorum

A quorum is the number of outstanding shares, as of the Record Date, that must be present in person or by proxy in order for the Fund to hold a valid shareholder meeting.  The Fund cannot hold a valid shareholder meeting unless there is a quorum of shareholders.  For this Special Meeting, __________ (50% + 1) eligible shares of the Fund must be present, in person or by proxy, to constitute a quorum.

Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker is not allowed to vote your shares unless it has received voting instructions from you.  If your broker does not vote your shares because it has not received instructions from you, those shares will be considered broker non-votes.  Broker non-votes and abstentions count as present for purposes of establishing a quorum, and count as votes cast against the Proposals.

Required Votes to Approve the Proposals

The affirmative vote of a “majority” of the shares entitled to vote of the Fund, as of the Record Date, is required in order to approve each Proposal.  For purposes of approving shareholder proposals, the Investment Company Act of 1940, as amended (the “1940 Act”) defines a “majority” of the outstanding voting securities of a fund as the lesser of (a)  the vote of holders of at least 67% of the voting securities of the Fund present in person or by proxy, if more than 50% of such shares are present in person or by proxy; or (b)  the vote of holders of more than 50% of the outstanding voting securities of the Fund.

Broker non-votes will not count as votes cast and will have the effect of votes against the Proposals.

Adjournments

The appointed proxies may propose to adjourn the Special Meeting, either in order to solicit additional proxies or for other purposes.  If there is a proposal to adjourn the Special Meeting, the affirmative vote of a majority of the shares present at the Special Meeting, in person or by proxy, is required to approve the adjournment.

Cost of The Shareholder Meeting And Proxy Solicitation

The Fund is paying the costs of the Special Meeting.  Certain of employees of the Advisor, or their designees, may be conducting proxy solicitations.  The Advisor will not be charging the Fund for any costs associated with such solicitations.

Who To Call With Questions

Please call the Fund at 1-877-676-3386 with any questions you may have relating to this proxy statement.   Also, at your request, the Fund will send you a free copy of its most recent audited annual report, dated February 28, 2011, and its most recent unaudited semi-annual report, dated August 31, 2010.  Simply call the Fund to request a copy of the report of your choice, and it will be sent to you within three (3) business days of receipt of your request.

PROPOSAL # 1.

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT WITH THE MONEYPAPER ADVISOR, INC. (THE “ADVISOR”) ON BEHALF OF THE FUND

Background

The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in common stock of companies that make up the Moneypaper 63 Stock Index, typically large-capitalization stocks, with an emphasis on quality and diversity. The Moneypaper 63 Stock Index is diversified across industries and is composed of companies that offer direct investment plans ("DRIPs"), regardless of the relative size of the companies.  Generally, each company is allocated an equal amount of the total to be invested, in the manner consistent with dollar-cost averaging.  The Fund generally invests in the stocks that make up the Index, without regard to market capitalization.  The Fund can invest in any security of any size, so long as at least 80% of the Fund's assets are invested in stocks that are included in the Index.

Fund assets that are not invested in common stock of companies that make up the Moneypaper 63 Stock Index are normally invested in the common stock of other U.S. domestic companies or in short term investments.

Until February 14, 2011, The Moneypaper Advisor, Inc. (the “Advisor”), 555 Theodore Fremd Ave., Suite B-103, Rye, NY 10580, served as investment Advisor to the Fund under a written investment advisory agreement.  The investment advisory agreement with the Advisor had been in effect since the Fund’s inception in February, 1999.

Under the above-described investment advisory agreement, the Fund payed the Advisor a monthly management fee, equal on an annual basis, to .35% of its average daily net assets. The investment advisory agreement was terminable by the Board of Directors of the Fund or the Advisor on sixty (60) days' written notice. The investment advisory agreement would also terminate automatically in the event of its "assignment" as defined in the Investment Company Act. The investment advisory agreement between the Fund and the Advisor was last renewed by the Board at a regular meeting held on December 9, 2010.  The Fund's latest Annual Report to Shareholders, dated February 28, 2011, contains a discussion of the material factors considered by the Board when it last renewed the investment advisory agreement.

On or about February 14, 2011, the Securities and Exchange Commission canceled the Advisor's registration as an investment Advisor because the Advisor had failed to update its registration form, called Form ADV.  The Advisor discovered the action in mid-March and immediately re-applied for registration.  However, the cancellation effectively terminated the advisory agreement between the Fund and the Advisor as of the cancellation date.  The Fund's President has been managing the assets of the Fund since the cancellation for no compensation.  The Fund's Board of Directors met on April 25, 2011, and after full consideration, agreed to re-engage the Advisor and hold a shareholder meeting for the purpose of obtaining the consent of the Fund's shareholders.

Information Relating to the Advisor

The Moneypaper Advisor, Inc. (the "Advisor"), 555 Theodore Fremd Avenue, Suite B103, Rye, NY 10580, has  acted as the Fund's investment Advisor subject to the authority of the Board of Directors since the Fund's inception in February, 1999.

Ms. Vita Nelson and Mr. David Fish are responsible for the overall management of the Fund's portfolio.

Ms. Nelson is President of the Advisor and co-manager of the Fund.  Ms. Nelson's first job in the financial industry was as a bond trader at Granger & Co. in New York, where she made a market in municipal bonds.  In addition to her advisory responsibilities, she is the Chief Executive Officer of The Moneypaper, Inc., and the Editor and Publisher of three well-respected financial publications.  Ms. Nelson has, among her achievements, popularized the use of direct investment plans (DRIPs).  These plans accept investments from individuals directly (thereby permitting the investor to bypass brokers). Ms. Nelson graduated from Boston University with a degree in Comparative Literature.  Ms. Nelson is the majority shareholder of the Advisor and controls the firm.

Mr. Fish is co-manager of the Fund and the Executive Editor of The Moneypaper, Inc. and The Moneypaper's Guide to Direct Investment Plans.  He is responsible for the daily management of the MP 63 Stock Index and his responsibilities at The Moneypaper, Inc., include research, editing, and revising The Moneypaper's Guide to Direct Investment Plans.  Prior to joining The Moneypaper, Inc. in 1996, Mr. Fish had been a Senior Accountant with Thom McAnn Shoe Company, beginning in 1974.  Mr. Fish graduated  magna cum laude with a B.S. degree in Business Administration from Worcester State College, Worcester, MA (1974).  Mr. Fish is a shareholder in the Advisor.

The Advisor provides investment management services only to the Fund.  The Advisor does not have any other clients.  Ms. Nelson and Mr. Fish receive a base salary as compensation. Base salary is reviewed on an annual basis and can be adjusted.

Board Considerations

On April 25, 2011, the Fund's Board of Directors held a special meeting to consider a new investment advisory agreement for the Fund, and after full deliberation, selected the Advisor to serve in that capacity.

During its deliberations, the Board reviewed the qualifications of the Advisor and heard a presentation by representatives of the Advisor explaining the circumstances surrounding the cancellation of the Advisor's registration by the SEC, the steps that had been taken to re-register, and the consequences to the Fund.  Ms. Nelson then informed the Directors that she, as President of the Fund, along with the assistance of Mr. Fish, had been managing the portfolio of the Fund without compensation and would continue to do so until such time as a new investment advisory agreement was properly executed.

The Board then discussed the consequences of the cancellation of the Advisor's registration with their legal counsel.  Legal counsel informed the Board that the cancellation likely had the effect of terminating the investment advisory agreement, because under applicable law, entities that provided investment advisory services to a fund were required to be registered with the SEC as investment advisers.  Once the Advisor's registration was cancelled, it was no longer legally eligible to provide investment advisory services to the Fund, and would not be able to in the future until such time as its registration was re-instated.

The Board then discussed the Advisors past service to the Fund and noted for the record that it had undertaken an annual review of the Advisor on December 9, 2010 for the purpose of considering the renewal of the advisory agreement.  The Board inquired of the Advisor as to any changes that had taken place since that review, and Ms. Nelson represented to the Board that no changes had taken place that would require reporting to the Board.  The Board then agreed to adopt the information presented at the December 9, 2010 meeting and consider it as presented at the present meeting.

The Board then turned its attention to the terms of the proposed advisory agreement. Under the proposed  investment advisory agreement, the Fund would pay the Advisor a monthly management fee, equal on an annual basis, to .35% of its average daily net assets. The investment advisory agreement would be terminable by the Board of Directors of the Fund or the Advisor on sixty (60) days' written notice. The investment advisory agreement would also terminate automatically in the event of its "assignment" as defined in the Investment Company Act. The proposed advisory agreement would have an initial term of two years, and could be renewed annually thereafter by affirmative vote of a majority of the Board of Directors and a separate concurring majority vote of the Fund’s Independent Directors.  The proposed advisory agreement would become effective immediately upon receipt of shareholder approval.  A copy of the proposed advisory agreement is included as Exhibit B to this proxy, which is incorporated by reference into this discussion as if fully set forth herein.

The Board then discussed the immediate need for the Fund to have professional investment management services, and was informed by legal counsel that it could engage the Advisor on an interim basis to serve as investment adviser to the Fund for a period not to exceed 150 days.  During that time, the Fund could accrue investment advisory fees at a rate not to exceed the rate paid under the previous agreement, but the advisor could not receive those payments until a permanent agreement was approved by the shareholders.  If the shareholders failed to approve a permanent agreement within the 150 window, the advisor could recover its actual expenses in providing services to the Fund, so long as those expenses did not exceed the accrued fees.

Based on the Board’s review, the Board unanimously voted to approve the Advisor as adviser to the Fund and to seek shareholder approval of their choice.  The Board also engaged the Adviser to serve as investment adviser on an interim basis, with the engagement to take effect on the date when the Advisor's registration was reinstated.  The interim advisory agreement took effect of May 12, 2011, the date of re-instatement of the Advisor's registration with the SEC.

Financial Effect on the Fund

If the proposed investment advisory agreement is approved, the fees paid by shareholders of the Fund will remain exactly the same.  Fund shareholders currently pay total investment advisory fees of 0.35% per annum of the average daily assets of the Fund.  The proposed agreement is for the exact same fee arrangement.

If the Fund’s shareholders do not approve this Proposal, the Fund will consider other alternatives.

Board Recommendation

The Fund’s Board of Directors, including the independent Directors, unanimously recommends that you vote “For” Proposal # 1.

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OTHER INFORMATION

UNDERWRITER

The Fund currently does not engage the services of an outside distributor, but instead distributes its own shares.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING

Mutual Shareholder Services, LLC, 8000 Town Center Drive, Suite 400, Broadview Heights, OH 44147, provides administrative, transfer agent, and accounting services to the Fund pursuant to a written agreement with the Fund.

PROPOSALS OF SHAREHOLDERS

As a Maryland corporation, the Fund is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Fund does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Fund no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the meeting other than the matters set forth herein.  Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Fund.

FINANCIAL STATEMENTS

The financial statements for each Fund and the Fund are incorporated herein by reference to the Fund’s unaudited semi-annual financial report, dated August 31, 2010, and the Fund’s audited annual financial report, dated February 28, 2011.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

EXHIBIT A

TOTAL OUTSTANDING SHARES

OF THE FUND, BY CLASS AND TOTAL

As of May 31, 2011

Total

HOLDERS OF MORE THAN

5% OF THE FUND'S SHARES

As of May25, 2011

Name & Address of Shareholder	% of Total Fund Shares

Officer/Director Ownership of Fund Shares

As of May25, 2011

Name of Director/Officer	Dollar Range of Securities held in the Fund	Dollar Range of Securities Held in All Funds
Ted S. Gladstone	None	NA
Gloria L. Schaffer	None	NA
Richard Yaffa	None	NA
Vita Nelson	Over $100,000	Over $100,000
Lester Nelson	$1 to $10,000	$1 to $10,000
David Fish	$50,001 to $ 100,000	$50,001 to $ 100,000

EXHIBIT B

MP63 FUND, INC.

INVESTMENT ADVISORY AGREEMENT

THIS AGREEMENT is made as of the _____ day of July, 2011, by and between The MP63 FUND, INC. (the “Company”) and THE MONEYPAPER ADVISOR, INC., a New York corporation (the “Adviser”).

RECITALS

WHEREAS, the Company is organized under the laws of the state of Maryland as a corporation operating and registered as an open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Company is authorized by its Articles of Incorporation and by-laws to issue separate Portfolios of shares representing interests in separate investment portfolios (the “Portfolios”), and

WHEREAS, The Company has authorized the issuance of shares of beneficial interest in a Portfolio known as the MP63 Fund (the “Fund”), and;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and engages in the business of asset management;  and

WHEREAS, the Company, desires to retain Adviser to furnish day-to-day investment advisory services to the Fund pursuant to the terms and conditions of this Agreement, and Adviser is willing to so furnish such services;

NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1. Appointment

The Company hereby appoints Adviser to provide day-to-day investment advisory services to the Fund for the periods and on the terms set forth in this Agreement. Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.  Delivery of Documents

The Company has furnished, prior to the effective date of this Agreement, Adviser with properly certified or authenticated copies of each of the following:

The Company’s Articles of Incorporation as filed with the State of Maryland;

The Company’s By-Laws;

Resolutions of the Company’s Board of Directors authorizing the appointment of Adviser and approving this Agreement;

The Company’s most current Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the “1933 Act”);

The Company’s current Prospectus and Statement of Additional Information (together called the “Prospectus”)

The Company will furnish Adviser from time to time with properly certified or authenticated copies of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC and/or state authorities.

3.  Management

Subject to the supervision of the Company’s Board of Directors, Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. Adviser will provide the services under this Agreement in accordance with the Fund’s investment objectives, policies and restrictions as such are set forth in the Prospectus from time to time.  Adviser further agrees that it:

a.

will conform its activities to all applicable rules and regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement;

b.

will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer.  In placing orders with brokers or dealers, Adviser will attempt to obtain the best net price and the most favorable execution of its orders.  Consistent with this obligation, when Adviser believes two or more brokers or dealers are comparable in price and execution, Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Company shares, and (ii) brokers who are affiliated with the Fund, Adviser, and/or Fund Manager; provided, however, that in no instance will portfolio securities be purchased from or sold to Adviser in principal transactions; and

c.

will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.

Services not Exclusive

The advisory services to be furnished by Adviser hereunder are not to be considered exclusive, and Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Directors of the Company, Adviser will not serve as an investment adviser to any other investment company having a similar investment objective to that of the Fund.

5.

Books and Records

In compliance with Rule 31a-3 promulgated under the 1940 Act, Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund’s request. Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by such Rule that are not maintained by others on behalf of the Fund.

6.

Expenses

During the term of this Agreement, Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.

Compensation

The Fund will pay Adviser, and Adviser will accept as full compensation for its services rendered hereunder, investment advisory fees for Adviser’s services to the Fund as set forth on Schedule A attached hereto and incorporated herein, which Schedule A may be amended from time to time by mutual agreement of the Company, the Adviser and shareholders, as applicable.  All fees payable to Adviser pursuant to this Agreement shall be computed at the end of each month and payable within five (5) business days thereafter, and shall be computed as an annual rate as a percentage of the average daily net assets of the Fund.  All parties to this Agreement do hereby expressly authorize and instruct the Company’s Administrator, Mutual Shareholder Services, LLC or its successor, to provide, in accordance with the fees set forth on Schedule A, a calculation each month of the gross amounts due Adviser for the Fund, to deduct such payments from the Fund, and to remit such fee payments hereunder directly to Adviser.

8.

Limitation of Liability

Adviser shall not be liable for any error of judgment, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.

Duration and Termination

This Agreement shall become effective as of the date first written above and, unless sooner terminated as provided herein, shall continue in effect for two years.  Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

a.

By the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

b.

By vote of either the Board of Directors or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Company or the Adviser at any time without payment of any penalty upon sixty (60) days prior written notice to the other parties.   Any such termination by the Company must be authorized by vote of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of the Fund.  This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

10.

Amendment of this Agreement

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought.  No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

11.

Miscellaneous

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.  This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.

Counterparts

This Agreement may be executed in multiple counterparts by the parties hereto, each of which shall constitute an original, and all of which, together, shall constitute one Agreement.

13.

Governing Law

This Agreement shall be construed in accordance with, and governed by, the laws of the State of New York, without reference to the laws of conflicts.

14.

Notices

Except as otherwise provided in this Agreement, any notice or other communication required by or permitted to be given in connection with this Agreement will be in writing and will be delivered in person or sent by first class mail, postage prepaid or by prepaid overnight delivery service to the respective parties as follows:

If to the Company:

If to the Adviser:

The MP63Fund, Inc.

The Moneypaper Advisor, Inc.

555 Theodore Fremd Ave., Suite B-103

555 Theodore Fremd Ave., Suite B-103

Rye, NY  10580

Rye, NY  10580

Vita Nelson

Vita Nelson

President

President

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

THE MP63 FUND, INC.

By:

Vita Nelson

Title: President

THE MONEYPAPER ADVISOR, INC.

By:

Vita Nelson

Title: President

SCHEDULE A

COMPENSATION SCHEDULE

Annualized Fee Rate	Applicable to Portion of Account Value
0.35%	All Assets

BALLOT

Proposal # 1.

Approve the Investment Advisory Agreement with The Moneypaper Advisor, Inc. for its services to the Fund.

For

Against

Abstain

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/    /

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Signature(s)

All registered owners of account shown to the left must sign.  If signing for a corporation, estate or Fund, please indicate your capacity or title.

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Signature

Date

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Signature

Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain.  Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, Fund or estate, please indicate your title or position.

THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!

Your vote is needed! Please vote on this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxy cards for your other accounts with the Fund.  These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint Gregory Getts and Bob Anastasi, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held July 20, 2011, and at any adjournments thereof, as specified herein, and in accordance with their best judgment, on any other business that may properly come before this meeting.

Your shares will be voted in accordance with your designations on this proxy.  If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy.  The proxy is solicited by the Board of Directors of the Fund which recommends a vote "FOR" each Proposal.